                             LIFE TIME FITNESS, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of LIFE TIME FITNESS, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael
R. Robinson and Eric J. Buss, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of March, 2004.


                                       /s/ Bahram Akradi
                                       -----------------------------------------
                                       Bahram Akradi

                             LIFE TIME FITNESS, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of LIFE TIME FITNESS, Inc., a Minnesota corporation, does hereby make, constitute and appoint Bahram Akradi, Michael R. Robinson and Eric J. Buss, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each or any one of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of March, 2004.


                                       /s/ Timothy C. DeVries
                                       -----------------------------------------
                                       Timothy C. DeVries

                             LIFE TIME FITNESS, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of LIFE TIME FITNESS, Inc., a Minnesota corporation, does hereby make, constitute and appoint Bahram Akradi, Michael R. Robinson and Eric J. Buss, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each or any one of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of March, 2004.


                                       /s/ W. John Driscoll
                                       -----------------------------------------
                                       W. John Driscoll

                             LIFE TIME FITNESS, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of LIFE TIME FITNESS, Inc., a Minnesota corporation, does hereby make, constitute and appoint Bahram Akradi, Michael R. Robinson and Eric J. Buss, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each or any one of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of March, 2004.


                                       /s/ Guy C. Jackson
                                       -----------------------------------------
                                       Guy C. Jackson

                             LIFE TIME FITNESS, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of LIFE TIME FITNESS, Inc., a Minnesota corporation, does hereby make, constitute and appoint Bahram Akradi, Michael R. Robinson and Eric J. Buss, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each or any one of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of March, 2004.


                                       /s/ David A. Landau
                                       -----------------------------------------
                                       David A. Landau

                             LIFE TIME FITNESS, INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of LIFE TIME FITNESS, Inc., a Minnesota corporation, does hereby make, constitute and appoint Bahram Akradi, Michael R. Robinson and Eric J. Buss, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each or any one of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of March, 2004.


                                       /s/ Stephen R. Sefton
                                       -----------------------------------------
                                       Stephen R. Sefton